© 2026 ANI Pharmaceuticals, Inc. 1 Q3 2026 Earnings Results & Offer to Acquire Egetis Therapeutics November 5, 2026

© 2026 ANI Pharmaceuticals, Inc. 2 Forward-looking statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements that are not historical facts, including statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are forward-looking statements. These statements are often, but are not always, made through the use of words or phrases such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or the negative of these words or other comparable terminology. These statements may include, but are not limited to, statements concerning the timing and impact of our proposed acquisition of Egetis Therapeutics; our planned future operations, strategies (including with respect to our share repurchase program) and growth potential; our plans regarding our transformation to a leading rare disease company and our execution on our strategic priorities; our future financial position and performance, including our expectations regarding our forecasted revenue (including revenue from licensing, royalties and sales) and our forecasted adjusted non-GAAP EBITDA and adjusted non-GAAP gross margin, as well as our estimates of our expenses and capital requirements; our development pipeline, including the structure, focus, success, cost and timing of our development activities, including nonclinical studies and clinical trials, and the reporting of data from those activities; our expectations regarding the size of market opportunity and addressable patient populations, market acceptance and clinical utility of our products and product candidates, if approved; anticipated growth opportunities for Cortrophin Gel and ILUVIEN; the commercialization and potential anticipated sales of our products, including current and planned product launches and any additional product launches from the Company’s generic pipeline; the expansion and execution capabilities of the Company’s sales force for acute gouty arthritis for Cortrophin Gel; and the commercial potential of EMCITATE, including that it will be a durable growth driver and peak sales forecast. Uncertainties and risks may cause our actual results to be materially different than those expressed in or implied by such forward-looking statements. Uncertainties and risks include, but are not limited to: the ability to close our proposed acquisition of Egetis Therapeutics on a timely basis or at all; the ability of our approved products, including Cortrophin Gel and ILUVIEN, and EMCITATE if we complete our acquisition of Egetis Therapeutics, to achieve commercialization at levels of market acceptance that will allow us to maintain or grow profitability; our manufacturing capabilities and our ability to comply with significant regulations with respect to the manufacture of our products or, where applicable, our reliance on third parties to do the same; supply chain and inventory expectations, and our and our partners’ ability to meet anticipated demand; selling and marketing strategies and associated costs to support the sales of our branded products, including Purified Cortrophin® Gel (Repository Corticotropin Injection USP) (“Cortrophin Gel”) and ILUVIEN® (“ILUVIEN”); increased costs and potential loss of revenues if we need to change suppliers due to the limited number of suppliers for our raw materials, active pharmaceutical ingredients, excipients, and other materials; delays and disruptions in the production of our approved products as a result of our reliance on single source third party contract manufacturing supply for certain of our key products, including Cortrophin Gel and ILUVIEN; the success of competing therapies that are or may become available; our strategic initiatives, including acquisitions, strategic alliances and collaborations, such as our proposed acquisition of Egetis Therapeutics, and our ability to realize the intended benefits of such initiatives; our ability to attract and retain key personnel; our expectations and uncertainties regarding future pricing, coverage and reimbursement for our products; the impact of new or modified laws or regulations, and the application or implementation thereof; our ability to obtain, protect and enforce our intellectual property; and general economic, industry, geopolitical and market conditions, such as military conflict or war, inflation and financial institution instability, or the impact of global pandemics on our business. Any forward-looking statements in this presentation are based on the reasonable beliefs of our management as well as assumptions made by and information currently available to our management. Forward-looking statements are inherently subject to known and unknown risks, uncertainties and other factors, some of which cannot be predicted or quantified, that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those risks and uncertainties that are described in the Company’s most recent Annual Report on Form 10-K, any subsequent quarterly reports filed by the Company on Form 10-Q, and other periodic reports filed with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Such statements are based on management’s expectations as of the date of this presentation and involve many risks and uncertainties that could cause our actual results, events or circumstances to differ materially from those expressed or implied in our forward-looking statements. We undertake no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments we may make, other than the proposed acquisition of Egetis Therapeutics.

© 2026 ANI Pharmaceuticals, Inc. 3 Presentation of financial information Non-GAAP Financial Measures Adjusted non-GAAP EBITDA ANI’s management considers adjusted non-GAAP EBITDA to be an important financial indicator of ANI’s operating performance, providing investors and analysts with a useful measure of operating results unaffected by non-cash stock-based compensation and differences in capital structures, tax structures, capital investment cycles, ages of related assets, and compensation structures among otherwise comparable companies. Management uses adjusted non-GAAP EBITDA when analyzing Company performance. Adjusted non-GAAP EBITDA is defined as net income, excluding tax expense, interest expense, net, other expense (income), net, depreciation and amortization expense, non-cash stock-based compensation expense, M&A transaction and integration expenses, contingent consideration fair value adjustments, unrealized (gain) loss on our investment in equity securities, expenses incurred and settlement payments received in connection with certain litigation matters, severance expenses, and certain other items that vary in frequency and impact on ANI’s results of operations. Adjusted non-GAAP EBITDA should be considered in addition to, but not in lieu of, net income or loss reported under GAAP. A reconciliation of adjusted non-GAAP EBITDA to the most directly comparable GAAP financial measure is provided within the Appendix. ANI is not providing a reconciliation for the forward-looking full year 2026 adjusted EBITDA guidance because it does not currently have sufficient information to accurately estimate all of the variables and individual adjustments for such reconciliation, including “with” and “without” tax provision information. As such, ANI’s management cannot estimate on a forward-looking basis without unreasonable effort the impact these variables and individual adjustments will have on its reported results. Adjusted non-GAAP Diluted Earnings per Share ANI’s management considers adjusted non-GAAP diluted earnings per share to be an important financial indicator of ANI’s operating performance, providing investors and analysts with a useful measure of operating results unaffected by the non-cash stock-based compensation, non-cash interest expense, depreciation and amortization, M&A transaction and integration expenses, contingent consideration fair value adjustment, unrealized (gain) loss on our investment in equity securities, expenses incurred and settlement payments received in connection with certain litigation matters, severance expense, and certain other items that vary in frequency and impact on ANI’s results of operations. Management uses adjusted non-GAAP diluted earnings per share when analyzing Company performance. Non-GAAP Adjusted Diluted Weighted-Average Shares Outstanding excludes certain dilutive shares related to the convertible senior notes as they are intended to be covered by our capped call transactions. Our outstanding capped call transactions are intended to offset the dilutive effect of the convertible senior notes recognized in the calculation of GAAP diluted EPS in this reporting period in full, and therefore approximately 121,000 shares for the three months ended September 30, 2026 have been excluded from the calculation of the Non- GAAP Adjusted Diluted Weighted-Average Shares outstanding. Adjusted non-GAAP diluted earnings per share is defined as adjusted non-GAAP net income, as defined above, divided by the diluted weighted average shares outstanding during the period. Management will continually analyze this metric and may include additional adjustments in the calculation in order to provide further understanding of ANI’s results. Adjusted non-GAAP diluted earnings per share should be considered in addition to, but not in lieu of, diluted earnings (loss) per share reported under GAAP. A reconciliation of adjusted non-GAAP diluted earnings per share to the most directly comparable GAAP financial measure is provided within the Appendix. ANI is not providing a reconciliation for the forward-looking full year 2026 adjusted diluted earnings per share guidance because it does not currently have sufficient information to accurately estimate all of the variables and individual adjustments for such reconciliation, including “with” and “without” tax provision information. As such, ANI’s management cannot estimate on a forward-looking basis without unreasonable effort the impact these variables and individual adjustments will have on its reported results. Other non-GAAP metrics ANI’s management considers non-GAAP total operating expenses, non-GAAP research and development expenses and non-GAAP selling, general, and administrative expenses to be financial indicators of ANI’s operating performance, providing investors and analysts with useful measures of operating results unaffected by non-cash stock-based compensation expense, M&A transaction and integration expenses, expenses incurred and settlement payments received in connection with certain litigation matters, severance expense, and certain other items that vary in frequency and impact on ANI’s results of operations. Non-GAAP total operating expenses is defined as Non-GAAP research and development expenses, plus Non-GAAP selling, general, and administrative expenses. Management uses adjusted non-GAAP research and development expenses and non-GAAP selling, general, and administrative expenses when analyzing Company performance. Non-GAAP research and development expenses is defined as research and development expenses, excluding non-cash stock-based compensation expense, severance expense, and certain other items that vary in frequency and impact on ANI’s results of operations. Non-GAAP selling, general, and administrative expenses is defined as selling, general, and administrative expenses, excluding non-cash stock-based compensation expense, M&A transaction and integration expenses, expenses incurred and settlement payments received in connection with certain litigation matters, severance expense, and certain other items that vary in frequency and impact on ANI’s results of operations. Each of adjusted non-GAAP research and development expenses and non-GAAP selling, general, and administrative expenses should be considered in addition to, but not in lieu of, research and development expenses, and selling, general, and administrative expenses reported under GAAP, respectively. A reconciliation of each of non-GAAP research and development expenses and non-GAAP selling, general and administrative expenses to the most directly comparable GAAP financial measure is provided within the Appendix. ANI’s management also considers non-GAAP gross margin to be a financial indicator of ANI’s operating performance, providing investors and analysts with a useful measure of operating results unaffected by non-cash stock-based compensation expense, and certain other items that vary in frequency and impact on ANI’s results of operations. Management uses non-GAAP gross margin when analyzing Company performance. Non-GAAP cost of sales is defined as cost of sales (excluding depreciation and amortization), excluding non-cash stock- based compensation expense and certain other items that vary in frequency and impact on ANI’s results of operations. Non-GAAP gross margin is defined as adjusted non-GAAP net revenues less non-GAAP cost of sales (excluding depreciation and amortization) divided by non-GAAP net revenues. Non-GAAP cost of sales and Non-GAAP gross margin should be considered in addition to, but not in lieu of, cost of sales and gross margin reported under GAAP. A reconciliation of adjusted non-GAAP financial measures to the most directly comparable GAAP financial measures is provided within the Appendix.

© 2026 ANI Pharmaceuticals, Inc. 4 Egetis Therapeutics offer This presentation includes discussion of our public offer for the shares, the convertible loan 2023:1 (the “Convertible”) and the warrants 2023/2033:1 (the “Warrants”) of Egetis, a Swedish public limited liability company (the “Offer”), which is subject to Swedish disclosure and procedural requirements that may be different from those of the United States. The Offer is made in the United States pursuant to Section 14(e) of the U.S. Securities Exchange Act of 1934, as amended and Regulation 14E thereunder, to the extent applicable, and otherwise in compliance with the disclosure and procedural requirements of Swedish law, including with respect to withdrawal rights, the Offer timetable, notices of extensions, announcements of results, settlement procedures (including as regards to the time when payment of the consideration is rendered) and waivers of conditions, which may be different from requirements or customary practices in relation to U.S. domestic tender offers. Shareholders and the holder of the Convertible and the Warrants domiciled in the United States (the “U.S. Holders”) are encouraged to consult with their own advisors regarding the Offer. It may be difficult for Egetis’ shareholders and the holder of the Convertible and the Warrants to enforce their rights and any claims they may have arising under the U.S. federal or U.S. state securities laws in connection with the Offer, since Egetis is located in Sweden, and some or all of its officers and directors may be residents of countries other than the United States. Egetis’ Shareholders and the holder of the Convertible and the Warrants may not be able to sue Egetis or its officers or directors in a non-U.S. court for violations of U.S. securities laws. Further, it may be difficult to compel Egetis and its affiliates to subject themselves to the jurisdiction or judgment of a U.S. court. To the extent permissible under applicable law or regulations, ANI and its affiliates or its brokers and its brokers' affiliates (acting as agents for ANI or its affiliates, as applicable) may from time to time and during the pendency of the Offer, and other than pursuant to the Offer, directly or indirectly purchase or arrange to purchase shares of Egetis outside the United States, or any securities that are convertible into, exchangeable for or exercisable for such shares. These purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices, and information about such purchases will be disclosed by means of a press release or other means reasonably calculated to inform U.S. Holders of such information, to the extent required by applicable laws and regulations. In addition, the financial advisors to ANI may also engage in ordinary course trading activities in securities of Egetis, which may include purchases or arrangements to purchase such securities as long as such purchases or arrangements comply with the applicable laws and regulations. Any information about such purchases will be announced in Swedish and in a non-prevailing English translation available to the U.S. Holders through relevant electronic media if, and to the extent, such announcement is required under applicable Swedish or U.S. law, rules or regulations. The receipt of cash pursuant to the Offer by a U.S. Holder may be a taxable transaction for U.S. federal income tax purposes and under applicable U.S. state and local, as well as foreign and other, tax laws. Each shareholder is urged to consult an independent professional adviser regarding the tax consequences of accepting the Offer. Neither ANI nor any of its affiliates and their respective directors, officers, employees or agents or any other person acting on their behalf in connection with the Offer shall be responsible for any tax effects or liabilities resulting from acceptance of this Offer. NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY U.S. STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE OFFER, MADE ANY COMMENTS UPON THE MERITS OR FAIRNESS OF THE OFFER, MADE ANY COMMENT UPON THE ADEQUACY OR COMPLETENESS OF THIS PRESENTATION OR MADE ANY COMMENT ON WHETHER THE CONTENT IN THIS PRESENTATION IS CORRECT OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENCE IN THE UNITED STATES. For purposes of this section "United States" and "U.S." means the United States of America (its territories and possessions, all states of the United States of America and the District of Columbia).

© 2026 ANI Pharmaceuticals, Inc. 5 Agenda Opening Remarks – Nikhil Lalwani, CEO • ANI’s Strategy • Recent Business Highlights • Egetis Offer Overview MCT8 Deficiency & EMCITATE Overview – Mary Pao, M.D., Ph.D., CMO Rare Disease Commercial Update – Chris Mutz, Head of Rare Disease • EMCITATE Commercial Opportunity • CORTROPHIN GEL & ILUVIEN Commercial Update Financial Overview – Steve Carey, CFO • Q3 2026 Results • 2026 Financial Guidance Closing Remarks – Nikhil Lalwani, CEO Nikhil Lalwani CEO Mary Pao, M.D., Ph.D. CMO Chris Mutz Head of Rare Disease Steve Carey CFO 1 2 3 4 5

© 2026 ANI Pharmaceuticals, Inc. 6 Opening Remarks Nikhil Lalwani CHIEF EXECUTIVE OFFICER

© 2026 ANI Pharmaceuticals, Inc. 7 2026 strategic priorities to drive long-term growth Accelerate transformation into leading Rare Disease company Continued excellence in Generics R&D and operations Execute disciplined capital allocation strategy RARE DISEASE BRA N D S G E N E R I C S ANI’s virtuous cycle of growth • Maximize Cortrophin multi-year growth opportunity in existing specialties and gout expansion • Return ILUVIEN to growth through established commercial and patient access initiatives • Leverage superior capabilities and execution to expand cash generation • Maintain strong cadence of annual launches • Invest in organic growth in Cortrophin and Generics business • Expand scope and scale of Rare Disease business • Board authorized $100M share repurchase program

Q3 2026 highlights

- **Strong top- and bottom-line growth** driven by Rare Disease and Generics
- Rare Disease Q3 net revenue **growth of 36% YoY;** momentum in Cortrophin Gel existing specialties and progress with gout expansion
- Outperformance in Generics with Q3 Generics revenue **up 11% YoY**

Total Net Revenues ($M)(1)


+28%
$227.8
$290.8
$98.7
$129.1
$108.4
$182.3
3Q25
3Q26
Rare Disease and Brands(3)
Generics and Other(4)

Adjusted Non-GAAP EBITDA ($M)(2)


+40%
$59.6
$83.3
3Q25
3Q26

© 2026 ANI Pharmaceuticals, Inc.

1. Totals may not sum due to rounding.
2. Adjusted Non-GAAP EBITDA is a Non-GAAP financial measure. See Appendix for a reconciliation to the most directly comparable GAAP financial metric.
3. Includes Cortrophin Gel, ILUVIEN, Brands, and Brand royalties and other revenues.
4. Includes Generic pharmaceutical products and Other generic revenues.

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© 2026 ANI Pharmaceuticals, Inc. 9 Executing 2026 priorities to drive long-term growth and value creation Accelerating transformation to a leading rare disease company $138.7M 3Q26 net revenues +36% YoY ✓ Existing specialties: continued momentum in 3Q26 ✓ Gout expansion: strong demand generation and increased contribution to 3Q26 Cortrophin revenue $22.3M 3Q26 net revenues +34% YoY ✓ Announced 6 and 24-month results from SYNCHRONICITY open-label, single-arm trial in NIU-PS at American Academy of Ophthalmology in October 2026

© 2026 ANI Pharmaceuticals, Inc. 10 Executing 2026 priorities to drive long-term growth and value creation Continued excellence in Generics business Disciplined capital allocation strategy Generated 3Q26 Generics revenue of $104.5M, up 11% YoY Launched 16 generic products year-to-date Maintained #2 CGT filing position Investing in organic growth via dedicated organization for Cortrophin Gel in acute gouty arthritis flares Investing high single-digit percentage of Generics revenue into R&D Announced offer to acquire Egetis Therapeutics to expand scope and scale of Rare Disease business Repurchased $20M in shares YTD under Board authorized $100M share repurchase program

© 2026 ANI Pharmaceuticals, Inc. 11 Offer to acquire Egetis Therapeutics advances ANI’s transformation into a leading Rare Disease company EMCITATE addresses a devastating rare disease with severe lifelong morbidity, and substantial caregiver burden, aligning with ANI’s goal to bring innovative therapies to patients with significant unmet need Expands the scope and scale of ANI’s Rare Disease business by broadening Company’s commercial footprint and adding a product with over $300M in peak sales potential in its approved indication New, durable growth driver, EMCITATE® (tiratricol), the first and only approved treatment for peripheral thyrotoxicosis associated with MCT8 deficiency in the U.S. and EU Leverages ANI’s resources and existing Rare Disease expertise and infrastructure to support EMCITATE’s commercial launch Strengthens R&D capabilities with pipeline expansion opportunity for EMCITATE in RTH-beta Diversifies ANI’s revenue base and enhances long-term growth and profitability profile

© 2026 ANI Pharmaceuticals, Inc. 12 EMCITATE has strong fundamentals with significant growth potential First and only FDA-approved treatment for peripheral thyrotoxicosis in patients with MCT8 deficiency, a rare, X-linked disorder characterized by severe CNS hypothyroidism and simultaneous peripheral thyrotoxicosis Potential to address unmet need of 1 in 70K males globally (1,000+ patients in the U.S.) impacted by MCT8 deficiency Durable growth runway supported by NCE and U.S. / EU Orphan Drug exclusivity and an Orange Book-listed patent into mid-2045 Became commercially available in the U.S. in October 2026; launch strategy in place and Egetis commercial team in the field

© 2026 ANI Pharmaceuticals, Inc. 13 Transaction financial terms Consideration • Cash tender offer of SEK 11.25 per share • Total offer value of SEK $5.6B (~$560M); net enterprise value of ~$434M reflects estimated net proceeds of Egetis’ PRV monetization(1) Financing • Funded by combination of existing ANI cash on hand and up to $300M of debt supported by new committed bridge financing facility from JPMorgan Chase Bank N.A. • Upon close, expect trailing 12-month pro forma net leverage of ~2.7x Financial impact • Supported by ANI’s infrastructure, EMCITATE expected to reach over $300M in peak sales for its approved indication • Expected to be dilutive to adjusted non-GAAP EPS in Year 1 driven by investments to support U.S. commercial launch Timing • Closing expected in late 2026 or early 2027, subject to customary closing conditions(2) 1. Calculated utilizing 30 trading day average USD to SEK exchange rate of 9.9471 as of November 3, 2026. 2. The Offer is subject to customary closing conditions, including that the Offer is accepted by shareholders representing at least 90 percent of the outstanding shares in Egetis, and that ANI receives necessary regulatory approvals. The acceptance period in the Offer is expected to commence on or around November 20, 2026, and expire on or around December 18, 2026.

© 2026 ANI Pharmaceuticals, Inc. 14 MCT8 Deficiency & EMCITATE Overview Mary Pao, M.D., Ph.D. CHIEF MEDICAL OFFICER

MCT8 deficiency is an ultra-rare, endocrinologic disease characterized by severe CNS hypothyroidism and simultaneous peripheral thyrotoxicosis

Rare, severely debilitating, life-shortening condition[1]

Caused by mutations in the *SLC16A2* gene, located on the X-chromosome[1]

Impaired transport of TH leads to low T3 levels in the brain and high circulating T3 levels[1]

The birth incidence has been estimated to be **1 in 70,000 male individuals**[2]

Clinical presentation is **almost entirely in males**[1]

Median overall survival is **35 years**[2]

1 in 3 children will not survive to adulthood[1]

MCT8 deficiency is characterized by impairment in neurodevelopment and systemic metabolic and cardiovascular disturbances, with increased morbidity and mortality[1,2]

© 2026 ANI Pharmaceuticals, Inc.

MCT8, monocarboxylate transporter 8; SLC16A2, solute carrier family 16 member 2; T3, triiodothyronine; TH, thyroid hormone.

1. Bauer A, et al. Front Pediatr. 2024;12:1444919. 2. Groeneweg S, et al. Lancet Diabetes Endocrinol. 2020;8(7):594–605.

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With MCT8 deficiency, profound intellectual and physical disabilities compound across systems, requiring lifelong 24-hour care

Hypothyroid Symptoms (low CNS T3)

Brain & Cognition
Global developmental delay (speech and cognition delay), delayed myelination, epilepsy

Neuromuscular & Skeletal
Hypotonia, dystonia, spasticity, inability to sit or walk independently, poor swallowing coordination

Hyperthyroid Symptoms (high peripheral T3)

Cardiovascular
Elevated systolic blood pressure, premature atrial contractions, resting tachycardia / bradycardia

Gastrointestinal
GERD / acid reflux, diarrhea, malabsorption, elevated liver enzymes

Hypermetabolic State
Failure to thrive (low body weight), heat intolerance, increased perspiration, short stature

Pulmonary
Recurrent pulmonary infection, frequent aspiration due to bulbar dysfunction ani Pharmaceuticals, Inc.
© 2026 ANI Pharmaceuticals, Inc.
Sources: Groeneweg. Lancet Diabetes Endocrinol. 2021; MCT8 Deficiency Advocacy Group; NIH; PubMed
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© 2026 ANI Pharmaceuticals, Inc. 17 Mechanism of action: EMCITATE restores thyroid hormone signaling without requiring the MCT8 transporter to enter the cell 1 Restores thyroid hormone signaling in the brain 2 Reduces serum T3 levels which cause thyrotoxicosis in the body How EMCITATE Works

© 2026 ANI Pharmaceuticals, Inc. 18 Clinical data supporting EMCITATE’s FDA approval for the treatment of peripheral thyrotoxicosis associated with MCT8 deficiency ReTRIACt (Study 1) Randomized, double-blind, placebo-controlled withdrawal with rescue, 30 days, N = 15 RATE OF T3 CHANGE 1.5x faster rise in serum total T3 on placebo than on tiratricol – ratio of rate of change 1.5 [95% CI 1.0; 2.2], p = 0.034 NEED FOR RESCUE 4 of 8 vs 1* of 7 met the rescue criterion (total T3 > ULN) on placebo vs EMCITATE – difference 0.36 [95% CI -0.16; 0.77] • *One participant in the treatment arm who discontinued (not drug related) prematurely during the Randomized Treatment Period was considered to have met the rescue criterion. • Every participant randomized to placebo had a larger increase in serum T3 than any participant who continued EMCITATE. Triac Trial I (Study 2) Open-label, single-arm, 12 months, N = 45 in ITT population FAST AND DURABLE T3 REDUCTION UP TO 1 YEAR 323 ➔ 118 ng/dL Mean serum total T3, baseline to Month 12 change -205 ng/dL [95% CI -236; -175], p < 0.0001 KEY CLINICAL MARKERS OF THYROTOXICOSIS Improved • Systolic blood pressure ↓ • Heart rate ↓ • Body weight-for-age Z-score ↑ • All three secondary endpoints changed in the direction of reduced peripheral thyrotoxicosis.

© 2026 ANI Pharmaceuticals, Inc. 19 Additional analysis from three sources of real-world evidence Not included in U.S. Prescribing Information EMC COHORT STUDY EMC SURVIVAL STUDY U.S. EXPANDED ACCESS PROGRAM N = 67 N > 600 N = 30 (at time of NDA) • Real-world, retrospective cohort study -up to 6 years • Long-term effect of EMCITATE on T3 and clinical markers of thyrotoxicosis (N = 27 from Triac Trial I; N = 40 from managed access) [van Geest, 2022] • Real-world, retrospective study comparing survival in treated vs. untreated patients [van der Most, 2024; submitted for publication] • Effect of EMCITATE in the U.S. EAP as compared to prior clinical studies

© 2026 ANI Pharmaceuticals, Inc. 20 Rare Disease Commercial Update Chris Mutz HEAD OF RARE DISEASE

© 2026 ANI Pharmaceuticals, Inc. 21 Offering hope to MCT8 deficiency patients and their families Globally, over 300 patients with MCT8 deficiency are already receiving EMCITATE through Managed Access Program, Expanded Access Program Now commercially available in the U.S. and EU

© 2026 ANI Pharmaceuticals, Inc. 22 EMCITATE: The first and only FDA-approved therapy for MCT8 deficiency APPROVED BY THE FDA September 28, 2026 INDICATION EMCITATE® (tiratricol) is a thyroid hormone receptor agonist indicated for the treatment of peripheral thyrotoxicosis in adults and pediatric patients with monocarboxylate transporter 8 (MCT8) deficiency (Allan- Herndon-Dudley syndrome). APPROVED BY THE EUROPEAN COMMISSION February 12, 2025

© 2026 ANI Pharmaceuticals, Inc. 23 Initial patient identification concentrated at 17 sites provide strong foundation for U.S. launch 1,000+ Estimated prevalent U.S. population 100+ Validated patients today Unique, actively managed patients, with confirmed mutation, including responsible clinic / treating physician ~60 Patients in Expanded Access Program (EAP) 17 sites where EAP patients are concentrated

© 2026 ANI Pharmaceuticals, Inc. 24 Combined Egetis and ANI capabilities to drive successful launch Experienced commercial and medical affairs team hired and onboarded Patient support program in partnership with PANTHERx® Rare in place Strong relationships with patients, caregivers and advocacy groups Initial U.S. launch underway Rare Disease team with extensive expertise in orphan indications Infrastructure to identify niche patient populations Capabilities in securing market access and navigating reimbursement process Financial resources to support commercial launch and maximize EMCITATE’s potential Commercial Launch Priorities • Secure payer coverage while providing access through PANTHERx support program • Convert patients from ongoing U.S. EAP program to commercial drug • Identify patients, HCPs, and target sites • Increase awareness of EMCITATE and MCT8 deficiency to drive higher diagnosis

© 2026 ANI Pharmaceuticals, Inc. 25 2021 2022 2023 2024 2025 $594M $558M $537M $684M $1.0B ACTH MARKET SALES -6% -4% +27%YoY Growth +50% Acthar Gel Purified Cortrophin® Gel $1.3B +28% 2026e(1) Overall ACTH market growth driven by continued expansion into key indications • Expect continued strong multi-year growth potential driven by large market opportunity as key indications remain significantly underpenetrated • Proven ability to reach new HCPs and patients with more than half of Cortrophin Gel prescribers naive to the ACTH category before prescribing Cortrophin Gel 1. Based on the sum of 2026 Cortrophin Gel net revenue guidance and Keenova Therapeutics’ 2026 guidance for Acthar Gel per its second quarter 2026 earnings release (August 11, 2026). +24% CAGR

Cortrophin Gel has strong multi-year growth potential with addressable patient populations across indications significantly under-penetrated

Acute Gout Flares	Multiple Sclerosis Flares	Rheumatoid Arthritis	Sarcoidosis	Nephrotic Syndrome (proteinuria reduction)
Diagnosed ~9,900,000[1]	Diagnosed ~750,000[5]	Diagnosed ~1,600,000[9]	Diagnosed ~175,000[13-15]	Diagnosed ~35,000[20]
~36% receive treatment annually[2]	1-2.2 average flares per year[6,7]	17-25% experience a flare annually[10,11]	25-42.5% of patients are treated[13,16]	
1.5 – 2 average flares per year[3]	25% of patients do not respond to a steroid[8]	Up to 30% of patients do not respond to a steroid[12]	10-25% of patients require a second line therapy[17-19]	12.5% – 20% of patients do not respond to a steroid[21,22]
~8% receive an injectable flare treatment[4]				
~500,000 addressable annual flares	~300,000 addressable annual flares	~100,000 addressable annual flares		
~285,000 addressable patients	**~187,500** addressable patients	**~480,000** addressable patients	**~10,000** addressable patients	**~6,000** addressable patients

ani Pharmaceuticals, Inc.
© 2026 ANI Pharmaceuticals, Inc.

* All references provided in appendix. Addressable patient populations shared for select indications.

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© 2026 ANI Pharmaceuticals, Inc. 27 Cortrophin Gel 3Q26 performance Strong demand generation in gout expansion 40% of prescribers initiated 2+ cases +67% growth in new prescriber base vs. 2Q26 2x new patient cases vs. 2Q26 • Balanced demand from podiatrists and primary care physicians • Expanding specialty pharmacy network and patient support capabilities to accelerate the conversion of strong demand into patients on therapy Momentum in existing specialties • Strong demand across existing specialties – neurology, nephrology, rheumatology, ophthalmology and pulmonology • Record number of new cases initiated in October • 3Q26 ophthalmology volumes doubled year- over-year Q3 net revenue $138.7M +36% YoY +18% QoQ

© 2026 ANI Pharmaceuticals, Inc. 28 Returning ILUVIEN to growth across global markets New data support growth in NIU-PS indication with a focus on retina specialists Safety consistent with the known profile of corticosteroid implants; IOP and cataract monitoring remain key considerations for ongoing patient management In secondary endpoint, 86 of 108 study eyes (79.6%) experienced no recurrence of non-infectious inflammation over the 24-month study period Trial met both co-primary endpoints of mean change from baseline in BCVA letter score and mean change from baseline in CST with statistical significance at 6 months, and these changes were maintained at 24 months (a key secondary endpoint) Supports use as a durable treatment option for patients with chronic NIU-PS affecting the posterior segment of the eye 1. Almeida D. The Use of Fluocinolone Acetonide Implant in the Treatment of Chronic Noninfectious Posterior Segment Uveitis: Results of the Phase 4 SYNCHRONICITY Trial. Presented at: American Academy of Ophthalmology (AAO) 2026 Uveitis Subspecialty Day; October 9, 2026; New Orleans, LA. IOP, intraocular pressure; NIU-PS, non-infectious uveitis affecting the posterior segment of the eye. SYNCHRONICITY 24-month results in chronic NIU-PS presented at American Academy of Ophthalmology in October 20261

© 2026 ANI Pharmaceuticals, Inc. 29 Financial Overview Stephen Carey CHIEF FINANCIAL OFFICER

© 2026 ANI Pharmaceuticals, Inc. 30 Metric ($ millions) 3Q 2026 Revenues $138.7 36% $22.3 34% $108.4 10% $11.5 N/A $10.0 (7%) Cortrophin Gel ILUVIEN(1) Generics and other Brand royalties and other revenue Brands $290.8 28%Total net revenues 1. NIU-PS indication was merged into the ILUVIEN label in mid-2025; 3Q26 results do not include YUTIQ revenue. %YoY Change3Q26

© 2026 ANI Pharmaceuticals, Inc. 31 Metric1 ($ millions, except EPS) 3Q 2026 Financial Results $290.8 28% $111.0 20% 61.8% 260 bps $96.5 28% $83.3 40% Total net revenues Non-GAAP cost of sales Non-GAAP gross margin (%) Non-GAAP total operating expenses Adjusted Non-GAAP EBITDA $2.70 32%Adjusted Non-GAAP EPS ($) %YoY Change3Q26 • $420.8M in unrestricted cash and cash equivalents as of 9/30/26 • $83.8M in cash flow from operations generated in 3Q26 1. All metrics in the table, except total net revenues, are non-GAAP financial measures. See slide 3 for definitions of non-GAAP financial measures. Refer to the appendix for a reconciliation of the non-GAAP financial measures to the most comparable GAAP measure.

2026 Financial Guidance

Reflects significant top- and bottom-line growth

Metric ($ millions, except EPS)	Current 2026 Guidance	Prior 2026 Guidance	YoY Growth
Net Revenue (Total Company)	$1,085 - $1,125	$1,080 - $1,140	23 - 27%
Cortrophin Gel Net Revenue	$480 - $500	$520 - $540	38 - 44%
ILUVIEN Net Revenue	$80 - $85	$78 - $83	7 - 14%
Adjusted Non-GAAP EBITDA[(1)]	$290 - $300	$285 - $300	26 - 31%
Adjusted Non-GAAP Diluted EPS[(1)(2)]	$9.37 - $9.71	$9.19 - $9.69	19 - 23%

2026 adjusted non-GAAP gross margin expected to be 60.3% - 61.0%[(3)]

Anticipates 21.5M – 21.8M shares outstanding for the purpose of calculating full year 2026 adjusted non-GAAP diluted EPS[(4)]

1. Adjusted Non-GAAP EBITDA and Adjusted Non-GAAP Diluted EPS are Non-GAAP financial measures.
2. For full year 2026 guidance, Adjusted Non-GAAP Diluted EPS is defined as adjusted Non-GAAP net income divided by the diluted weighted average shares outstanding during the period ("Non-GAAP Adjusted Diluted Weighted-Average Shares Outstanding"). Non-GAAP Adjusted Diluted Weighted-Average Shares Outstanding excludes certain dilutive shares related to the senior convertible notes as they are intended to be covered by our capped call transactions.
3. Blended royalty rate due to Merck for Cortrophin Gel net sales expected to be in high-20 percent range in 2026.
4. Assumes share repurchases in 2026.

ani Pharmaceuticals, Inc.

© 2026 ANI Pharmaceuticals, Inc.

32

© 2026 ANI Pharmaceuticals, Inc. 33 Closing Remarks Nikhil Lalwani CHIEF EXECUTIVE OFFICER

Executing across strategic priorities to support continued growth and transformation into a leading Rare Disease company

STRATEGIC PRIORITIES

- **Accelerate transformation into leading Rare Disease company**
- **Continued excellence in Generics R&D and operations**
- **Execute disciplined capital allocation strategy**

2026 OUTLOOK

2026 total revenues[1]

~$1.1B

↑ 25% YoY

2026 adjusted non-GAAP EBITDA[1][2]

~$295M

↑ 28% YoY

2026 Rare Disease revenues[1]

>50%

of total revenue

© 2026 ANI Pharmaceuticals, Inc.

1. Based on the midpoint of 2026 financial guidance ranges provided by the Company on November 5, 2026.
2. Adjusted Non-GAAP EBITDA is a Non-GAAP financial measure.

34

© 2026 ANI Pharmaceuticals, Inc. 35 Appendix

© 2026 ANI Pharmaceuticals, Inc. 36 Adjusted Non-GAAP EBITDA calculation and US GAAP to Non-GAAP reconciliation

© 2026 ANI Pharmaceuticals, Inc. 37 Adjusted Non-GAAP diluted earnings per share calculation and US GAAP to Non-GAAP reconciliation 1. Adjusted non-GAAP Net Income Available to Common Shareholders excludes undistributed earnings to participating securities. 2. Non-GAAP Adjusted Diluted Weighted-Average Shares Outstanding exclude certain dilutive shares related to the senior convertible notes as they are intended to be covered by our capped call transactions. Our outstanding capped call transactions are intended to offset the dilutive effect of the senior convertible notes recognized in the calculation of GAAP diluted EPS in this reporting period in full, and therefore 121,000 shares for the three months ended September 30, 2026, have been excluded from the calculation of the Non-GAAP Adjusted Diluted Weighted-Average Shares outstanding.

© 2026 ANI Pharmaceuticals, Inc. 38 Reconciliation of certain US GAAP to Non-GAAP financial measures

© 2026 ANI Pharmaceuticals, Inc. 39 References for Cortrophin Gel Addressable Patient Population Gout 1. Singh G, Lingala B, Mithal A. Gout and hyperuricaemia in the USA: prevalence and trends. Rheumatology (Oxford). 2019 Dec 1;58(12):2177-2180. doi: 10.1093/rheumatology/kez196. PMID: 31168609 2. Thorpe K. Partnership to fight chronic disease. May 21, 2018 3. Singh JA, Morlock A, Morlock R. Gout Flare Burden in the United States: A Multiyear Cross‐Sectional Survey Study. ACR Open Rheumatology. 2025 Jan;7(1):e11759, ANI claims data analysis (data on file), Proudman C, et al. Arthritis Res Ther. 2019;21:132. 4. Based on ANI claims analysis Multiple Sclerosis 5. Hittle M, Culpepper WJ, Langer-Gould A, Marrie RA, Cutter GR, Kaye WE, Wagner L, Topol B, LaRocca NG, Nelson LM, Wallin MT. Population-based estimates for the prevalence of multiple sclerosis in the United States by race, ethnicity, age, sex, and geographic region. JAMA neurology. 2023 Jul 1;80(7):693-701. 6. Nazareth TA, Rava AR, Polyakov JL, Banfe EN, Waltrip II RW, Zerkowski KB, Herbert LB. Relapse prevalence, symptoms, and health care engagement: patient insights from the Multiple Sclerosis in America 2017 survey. Multiple sclerosis and related disorders. 2018 Nov 1;26:219-34. 7. Oleen-Burkey M, Castelli-Haley J, Lage MJ, Johnson KP. Burden of a multiple sclerosis relapse: the patient’s perspective. The Patient-Patient-Centered Outcomes Research. 2012 Mar;5(1):57-69. 8. Wynn D, Goldstick L, Bauer W, Zhao E, Tarau E, Cohen JA, Robertson D, Miller A. Results from a multicenter, randomized, double‐blind, placebo‐controlled study of repository corticotropin injection for multiple sclerosis relapse that did not adequately respond to corticosteroids. CNS Neuroscience & Therapeutics. 2022 Mar;28(3):364-71. Rheumatoid Arthritis 9. Evaluate Pharma, Evaluate Epi USA Population Insight 10. Bachman K. et al. J Rheumatol. 2018;45(11):1515-1521 11. Oh YJ, Moon KW. Predictors of flares in patients with rheumatoid arthritis who exhibit low disease activity: A nationwide cohort study. Journal of Clinical Medicine. 2020 Oct 7;9(10):3219. 12. Chikanza IC, Kozaci DL. Corticosteroid resistance in rheumatoid arthritis: molecular and cellular perspectives. Rheumatology. 2004 Nov 1;43(11):1337-45. Sarcoidosis 13. Baughman RP, et al. Ann Am Thorac Soc. 2016;13(8):1244-1252 14. Gerke AK, Judson MA, Cozier YC, Culver DA, Koth LL. Disease burden and variability in sarcoidosis. Annals of the American Thoracic Society. 2017 Dec;14(Supplement 6):S421-8. 15. Nam HH, Washington A, Butt M, Maczuga S, Guck D, Yanosky JD, Helm MF. The prevalence and geographic distribution of sarcoidosis in the United States. JAAD international. 2022 Dec 1;9:30-2. 16. Sangani R, Bosch NA, Govender P, Scarpato B, Walkey AJ, Newman J, Law AC, Gillmeyer KR, Shankar DA. Sarcoidosis treatment patterns in the United States: 2016-2022. Chest. 2025 Apr 1;167(4):1099-106. 17. ANI primary market research 2023 18. El Jammal T, Jamilloux Y, Gerfaud-Valentin M, Valeyre D, Sève P. Refractory sarcoidosis: a review. Therapeutics and clinical risk management. 2020 Apr 17:323-45. 19. Mahmood K, Butt NI, Ashfaq F, Younus R. Refractory Sarcoidosis. Journal of Ayub Medical College Abbottabad. 2023 Jul 9;35(3):479-81. Nephrotic Syndrome 20. Evaluate Pharma, Evaluate Epi USA Population Insight 21. Bensimhon AR, Williams AE, Gbadegesin RA. Treatment of steroid-resistant nephrotic syndrome in the genomic era. Pediatric nephrology. 2019 Nov;34(11):2279-93. / 22. Ghedira-Besbes L, Mallek A, Guediche MN. Idiopathic nephrotic syndrome in children: report of 57 cases. La Tunisie Medicale. 2003 Sep 1;81(9):702-8.